Ambac Financial Group One World Trade Center, 41st Floor, New York, NY 10007 All Rights Reserved | 800-221-1854 | www.ambac.com September 4-5, 2024 INVESTOR PRESENTATION KBW INSURANCE CONFERENCE Filed by Ambac Financial Group, Inc. pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ambac Financial Group, Inc. Commission File No.: 1-10777 Date: September 4, 2024

PAGE 1 Forward Looking Statements Disclaimers In this presentation, we have included statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report. Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the high degree of volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses; (3) inadequacy of reserves established for losses and loss expenses and the possibility that changes in loss reserves may result in further volatility of earnings or financial results; (4) potential for rehabilitation proceedings or other regulatory intervention or restrictions against AAC; (5) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (6) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (7) AAC’s inability to generate the significant amount of cash needed to service its debt and financial obligations, and its inability to refinance its indebtedness; (8) AAC’s substantial indebtedness could adversely affect the Company’s financial condition and operating flexibility; (9) Ambac may not be able to obtain financing, refinance its outstanding indebtedness, or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (10) greater than expected underwriting losses in the Company’s specialty property and casualty insurance business; (11) failure of specialty insurance program partners to properly market, underwrite or administer policies; (12) inability to obtain reinsurance coverage on expected terms; (13) loss of key relationships for production of business in specialty property and casualty and insurance distribution businesses or the inability to secure such additional relationships to produce expected results; (14) the impact of catastrophic public health, environmental or natural events, or global or regional conflicts; (15) credit risks related to large single risks, risk concentrations and correlated risks; (16) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (17) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (18) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (19) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (20) disagreements or disputes with Ambac's insurance regulators; (21) loss of control rights in transactions for which we provide financial guarantee insurance; (22) inability to realize expected recoveries of financial guarantee losses; (23) risks attendant to the change in composition of securities in Ambac’s investment portfolio; (24) adverse impacts from changes in prevailing interest rates; (25) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisitions; (26) factors that may negatively influence the amount of installment premiums paid to Ambac; (27) the risk of litigation, regulatory inquiries, investigations, claims or proceedings, and the risk of adverse outcomes in connection therewith; (28) the Company’s ability to adapt to the rapid pace of regulatory change; (29) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (30) system security risks, data protection breaches and cyber attacks; (31) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (32) failures in services or products provided by third parties; (33) political developments that disrupt the economies where the Company has insured exposures; (34) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (35) fluctuations in foreign currency exchange rates; (36) failure to realize our business expansion plans or failure of such plans to create value; (37) greater competition for our specialty property and casualty insurance business and/or our insurance distribution business; (38) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (39) disintermediation within the insurance industry or greater competition from technology-based insurance solutions or non-traditional insurance markets; (40) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; (41) failure to consummate the proposed sale of all of the common stock of AAC and the transactions contemplated by the related stock purchase agreement (the “Sale Transactions”) in a timely manner or at all; (42) potential litigation relating to the proposed Sale Transactions; (43) disruptions from the proposed Sale Transactions that may harm Ambac’s business, including current plans and operations; (44) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Sale Transactions; (45) difficulties in integrating acquired businesses into our business; and (46) other risks and uncertainties that have not been identified at this time.

PAGE 2 Presentation of Financial Information Financial amounts for Beat Capital Partners presented in this investor presentation have been converted from British pounds to U.S. Dollars. Financial information identified in this offering circular as “combined” is the arithmetic sum of the historical results for Cirrata Group and Beat Capital Partners and does not give effect to the acquisition, nor does it reflect certain other adjustments that would be required for pro forma financial information prepared in accordance with Regulation S-X. Some financial information in this offering circular has been rounded and, as a result, the figures shown as totals in this offering circular may vary slightly from the exact arithmetic aggregation of the figures that precede them. Estimated financial information for 2024 and 2025 is based on management’s estimates and projections and is preliminary, unaudited and subject to completion. This information reflects management’s current views and may change as a result of actual results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to performance of Cirrata Group’s and Beat Capital Partner’s business during the remainder of the year. Any such changes could be material. For these or other reasons, the financial estimates may not ultimately be indicative of the Company’s results for full year 2024 and is not a guarantee of future performance or outcomes and actual results may differ materially from those described above. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Non-GAAP Financial Data In addition to reporting the Company’s quarterly financial results in accordance with GAAP, the Company is reporting non-GAAP financial measures: EBITDA and EBITDA Margin. These amounts are derived from our consolidated financial information, but are not presented in our consolidated financial statements prepared in accordance with GAAP. We present non-GAAP supplemental financial information because we believe such information is of interest to the investment community, and that it provides greater transparency and enhanced visibility into the underlying drivers and performance of our businesses on a basis that may not be otherwise apparent on a GAAP basis. We view these non-GAAP financial measures as important indicators when assessing and evaluating our performance on a segmented and consolidated basis and they are presented to improve the comparability of our results between periods by eliminating the impact of the items that may not be representative of our core operating performance. These non-GAAP financial measures are not substitutes for the Company’s GAAP reporting, should not be viewed in isolation and may differ from similar reporting provided by other companies, which may define non-GAAP measures differently. These non-GAAP financial measures are also presented on a forward-looking basis. Ambac does not provide a reconciliation of non-GAAP measures on a forward-looking basis where we believes such reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items included in/excluded from the GAAP financial measures without unreasonable efforts. Where to Find Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed sale of AAC by Ambac to American Acorn Corporation, a Delaware corporation owned by funds managed by Oaktree Capital Management, L.P (the “proposed transaction”). In connection with the proposed transaction, Ambac has filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Ambac. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement (when available) and other documents filed by Ambac with the SEC at http://www.sec.gov. Free copies of the definitive proxy statement, once available, and Ambac’s other filings with the SEC may also be obtained from the Company. Free copies of documents filed with the SEC by Ambac will be made available free of charge on the Company’s investor relations website at https://ambac.com/investor-relations/investor-overview/default.aspx. Participants in the Solicitation Ambac and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Ambac is set forth in its definitive proxy statement relating to its annual meeting of stockholders, which Ambac filed with the SEC on April 26, 2024. Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement and other relevant materials regarding the proposed transaction when they become available. Disclaimers (continued)

Our Vision

Ambac 2025

- A pure-play P&C business focused on the dynamic Managing General Agent and Managing General Underwriter ("MGA") sector following the completion of the sale of Legacy Financial Guarantee business
- Positioned to be a premier destination for specialty programs & MGAs

Diversified and growing platform

- Over ~$1.4 billion[1] of premium estimated for 2025 across a diversified portfolio of products and risk classes
- Well positioned to compete and grow in the specialty program space
- A high-growth, global, and predominantly fee-based business

Compelling value narrative

- Opportunity for direct investment into the attractive MGA sector
- ~$70-$80 million[1] of EBITDA in '28E from a scalable and high margin business
- $50 million share repurchase program to be implemented post AAC sale

Ambac is a Leading Specialty Insurance Risk Distributor and Underwriting Manager

1. Includes Cirrata (inclusive of Beat) and Everspan Gross Written Premiums and based on management estimates, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and subsequent reports filed with the SEC, and changes in the views of management. Actual results may differ materially

PAGE 3

Ambac

Evolution into a Property & Casualty Insurance Platform



Ambac is the world's 2nd-largest Financial Guarantor
2007
U.S. housing crisis materially impacts Ambac's business
2008
Ambac files for bankruptcy
2010
Claude LeBlanc named CEO
2017
P&C market roadmap announced
2019
First MGU, Xchange Benefits, acquired
2020
Everspan launched
2021
All Trans & Capacity Marine acquired
2022
Riverton acquired
2023
Beat acquired
Tara Hill launched
2024
Ambac a pure-play P&C company
2022
AAC receives $2bn in RMBS litigation settlements
2023
Intent to sell AAC announced
2024
AAC sale anticipated 4Q24/1Q25
(Shareholder vote Oct. 16)

Acquisition of Beat Capital Partners Advances Go-Forward Strategy as an Insurance Distribution Platform

PAGE 4

Ambac

Leadership Team with Expertise to Execute Strategic Vision



Claude LeBlanc
President, CEO & Director
Ambac Financial Group

30+

- Named President and CEO of Ambac in 2017
- Previously held senior executive roles at AXA XL (formerly XL Capital), Syncora Holdings, and a Director of Maiden Holdings



David Trick
Chief Financial Officer & Treasurer
Ambac Financial Group

20+

- Has served as Ambac CFO since 2010
- Previously worked for the Bank of New York and the Federal Deposit Insurance Corporation



R. Sharon Smith
Chief Strategy Officer
Ambac Financial Group

20+

- Director at Embrace Partners a Specialty MGU
- Previously worked at Syncora Holdings,, New York Life Investment Management
- Attorney with Clifford Chance and Skadden, Arps, Meager & Flom LLP



Charles Sebaski
Head of Investor Relations
Ambac Financial Group

20+

- BMO Capital Markets equity research analyst, credit ratings analyst and broker at Aon
- Former Head of North American Business Intelligence at Guy Carpenter



Naveen Anand
President
Cirrata Group

30+

- Former president of Players Health, CEO of Hallmark Financial, and Chief Underwriting Officer and Americas CEO of Torus Insurance
- Also held executive roles at CNA and Chubb



Steve Dresner
President
Everspan Group

35+

- Program sector underwriting executive both in insurance and reinsurance
- Previously worked for Crum & Forster, Endurance, The Hartford, and Gen Re



John Cavanagh
Chairman
Beat Capital Partners

40+

- Retired as Global CEO of Willis Re in 2017 before founding Beat in 2018
- Spent 21 years as an international specialty reinsurance broker at RK Carvill



Tom Milligan
Partner
Beat Capital Partners

30+

- From 2005, led Goldman Sachs' non-life insurance principal interests (Securities Division)
- Prior to this, Tom worked in various insurance roles in London and Bermuda

Strong Culture Across the Business

Performance Focused

- Strategic plan designed to create long-term shareholder value
- Leadership focused on generating attractive returns on a risk-adjusted basis
- Targeting organic and inorganic growth opportunities

Incentivized for Success

- Strategies embedded across organization to encourage alignment of interests

35+
Average Years of Experience of Business Unit Leaders

[·] Years of experience

Proven Management Bench to Drive Profitable Growth and Expansion

PAGE 5

Ambac

Fragmented MGA Sector Presents Compelling Opportunity

U.S. MGA Market[1]

$82 bn	14%	44%
2023 DPW	YoY Growth	Mgt owned

Historical Trends[1]

- The MGA market more than doubled in size between 2014-2023 supported by the strong growth of the Excess & Surplus (E&S) insurance market
- Premium growth has been driven primarily by MGAs unaffiliated with an insurance carrier
- In 2023, the U.S. market was estimated to have over 1,100 MGAs with 800 identified in statutory filings and another 350 estimated to fall below the filing threshold
- Management-owned MGAs constitute 44% of the market, creating significant opportunity for M&A

'23 Premium Market Share by Size of Nonaffiliated MGA[1]


10 Largest MGAs 17%
MGAs Ranked 11-50 27%
Other MGAs 56%

U.S. MGA Breakdown by Ownership Structure[1]


Broker owned 13%
Insurer owned 6%
Other 6%
Private equity owned 31%
Management owned 44%

Premium by Affiliation[1, 2]

($in billions)

Category	2018	2019	2020	2021	2022	2023	5YR CAGR
Nonaffiliated	14.5	16.2	15.9	25.5	32.7	37.1	20.7%
Affiliated	26.2	24.5	26.1	24.8	31.9	37.4	7.4%
Crop	4.7	4.7	4.9	6.4	8.3	7.8	10.7%
Total	45.4	45.4	46.9	56.7	72.9	82.3	12.6%

Ambac's Insurance Distribution Strategy Capitalizes on Growth in the MGA and E&S Markets

1. Conning, *Managing General Agents: Ahead of the Pack*, https://tinyurl.com/ConningMGA/Report2024
2. Affiliated MGAs are owned by an insurer; nonaffiliated MGAs are independent of an insurer

PAGE 6

Ambac

PAGE 7 MGA Economic Profile Premium Placed MGA EBITDA Waterfall MGA EBITDA is Not Exposed to Balance Sheet Risk • MGAs generate recurring revenue and earnings based on a percentage of the insurance premium (“Premium Placed”) they underwrite on behalf of insurance carriers – Some MGAs may also be entitled to profit commissions, which are based on the performance of the business they underwrite • MGAs provide expertise and underwriting sophistication for specific lines of business that not all carriers have access to • MGA margin profiles are sensitive to the class of business, the scale of the business, and the underwriting track record of the team, but MGAs do not assume balance sheet risk • Operating expenses include TPA fees and tax MGA Program Model Economics EBITDA 3% to 6%

PAGE 8 Strategic Operator Partnership Model MGA Program Pure-Play Shared Services Platform Aligned Capacity Private Equity Roll-ups Large, Publicly Traded Brokers Large Private Consolidators Well Positioned to Compete in Program & MGA Sector Strategic Position Supports Profile as an Attractive Destination for MGAs

PAGE 9 EBITDA by Operating Segment 1. Excludes Holding Company Net Expense 2. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and subsequent SEC filings, and changes in the views of management. Actual results may differ materially. 3. Reconciliation of Non-GAAP measure on slide 30 By 2028 almost 80% of EBITDA is expected to be attributed to Cirrata1,2 2024 2025 2026 2027 2028 EBITDA Fully Consolidated3 LFG Cirrata Everspan 2024 2025 2026 2027 2028 EBITDA AFG Interest3 LFG Cirrata Everspan Cirrata’s EBITDA Expected to Grow Organically, Strategically, and via NCI Pickup

PAGE 10 Ambac Consolidated EBITDA Bridge 1. Reconciliation of Non-GAAP measure on slide 30 2. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and subsequent SEC filings, and changes in the views of management. Actual results may differ materially. 2028 Aspiration Implies a +40% EBITDA CAGR $70M-$80M2 $12M1 Future

CIRRATA GROUP INSURANCE DISTRIBUTION PLATFORM

Cirrata Overview

cirrata

- Currently operates a portfolio of 16 specialty distribution and underwriting businesses via a partnership model to align interests
- Provide top-tier underwriting and management teams the tools, resources, and investment needed to grow, achieve superior returns, and create long-term value
- Organic growth supported by ~$5-$10M of annual investments in launching new de novo MGAs
- Significant synergies to be realized across the platform

2025E[1]	Action Items	2028E[1] Aspirations
+$1 Billion Premium	8-10 de novo launches	+$2 Billion Premium
~$150-175 Million Revenue	+15% Organic Growth	+$325 Million Revenue
Mid/High-20s EBITDA[2] Margin	M&A + Additional NCI Pickup	~30s EBITDA[2] Margin

2028 Aspirations Achieved with Mix of Strategic Transactions & Strong Organic Growth

1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024 and subsequent SEC filings, and changes in the views of management. Actual results may differ materially.
2. Reconciliation of Non-GAAP measure on slide 30

PAGE 12

Ambac

PAGE 13 Cirrata Value Drivers Attribute Cirrata Approach MGA View Strategic Operator Permanent capital platform with broad industry distribution and capacity relationships Principals don't have to be concerned with future changes in ownership and can focus on leveraging broad industry relationships to support growth Alignment of Interests Incentivize MGA management teams to grow the business profitably through ownership and comp structure Principals maintain a meaningful minority ownership interest and continue to run the business day to day Expertise Deep specialty product and market expertise to help fuel organic growth Capitalize on product and industry expertise to help drive revenue, improve results, and reduce expenses Underwriting Focus Reduce the administrative burden on principals so they can focus on their core skillset – underwriting and product development A menu of solutions to provide the services each individual MGA needs so it can minimize distractions Economies of Scale Leverage size and scale of MGA portfolio to drive more opportunities, capture synergies and improve EBITDA margins. Means to access the capacity and distribution of Cirrata and its portfolio companies to accelerate growth Data Driven Underwriting Help businesses leverage data to improve risk selection, pricing and underwriting results Ability to tap into data capabilities not typically available to smaller to mid-sized MGA platforms Our Core Attributes Drive Value Creation for our MGAs, Carrier Partners, and Shareholders

PAGE 14 25% 8% 14% 10% 7% 7% 16% 13% Property Reinsurance A&H Professional Lines Marine & Energy Specialty Auto Niche Specialty Risks Misc. Specialty 1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024 and subsequent SEC filings, and changes in the views of management. Actual results may differ materially. 2. Reconciliation of Non-GAAP measure on slide 30 Growing & Diversified Portfolio with Attractive Margins Diverse U.S. E&S Market Focus Helps Manage Pricing Cyclicality Cirrata Premium by Risk Type ~$1 Billion Proforma in ’24E1 $26 $31 $52 $130-140 $150-175 $375 20% 25% 30% 35% 2021A 2022A 2023A 2024E Proforma 2025E 2028E Aspiration EB IT D A M ar gi n Revenue EBITDA Margin +$325 Cirrata Proforma Revenue1 & EBITDA Margins1 (in millions) 2

PAGE 15 • Teams with a strong cultural fit and operational skills to develop the platform • Management teams with a strong track record of underwriting profitability and reinsurance following • Specialist product focus with a market relevant value proposition and distribution support • Scalable opportunities that achieve positive cash flows and margins within reasonable time frames (target 24 months) • Aligned structures that provide incentive for profitable growth and margin expansion • Estimated $2-$5M of capital per launch • Provide ongoing support for strategic, financial and operational capabilities De Novo Framework Disciplined execution for launch of de novo businesses (Target go-live 120-150 days from agreement to launch) Active Sourcing Team & Plan due diligence Letter of Intent Agreement LLC & EE Agreement Capacity Placement Operational launch plan Launch Ongoing monitoring & Support Risk Capital placement and planning process De Novo Break-Even Over the First 12-24 Months From Launch

PAGE 16 Diversified Sourcing Strategy Management Team Outreach Direct Relationships Investment Banks Brokers Conferences Senior Advisors Robust Acquisition Pipeline to Support Growth Globally Pipeline Overview LTM Q3 2024 40 targets evaluated 18 targets diligenced 15 prospects currently being tracked 6 prospects have signed NDAs 2 funded + 1 under LOI Acquisition Pipeline Supports Cirrata Growth Projections

PAGE 17 Connecting Risk to Capital London / Bermuda USA Strategic Capital Partners Syndicates 4242 & 1416 Third-party Carriers Ownership of majority stakes in individual MGA franchises Rated insurance paper, both Ambac managed and third party, empowers MGAs to issue policies on their behalf Cirrata benefits from a broad spectrum of long-term capital partners 1 2 3 Rated Paper1 Risk Capital Ambac Managed Insurance Paper Increases MGA Access to Risk Capital Global (Re)insurers ILS Managers HNW Investors Private Equity Pension Funds MGAs 1. CADENZA RE is an Ambac managed non-rated Bermuda collateralized reinsurer facilitating access to third party risk capital

Beat Capital Synergies Framework ~$5-$10 Million

CATEGORY	DESCRIPTION OF BENEFIT	HOW SYNERGY ARISES	TIMING
Sales & Marketing	• Stronger distribution relationships (e.g. brokers) through combined sales and marketing efforts	Beat and Cirrata have limited overlap of distribution relationships due to their differing geographies and product-sets. Combined, their size and product offerings make them a more important client to brokers	Immediate – 1 year
Third-Party Vendors	• Consolidate vendors across portfolio and secure improved pricing through greater scale	Rationalization of similar third-party vendors provides consolidation opportunity, and increased scale of the combined entity creates greater negotiating power	1 year
Staff Consolidation	• Reduce volume of managerial roles by establishing cross-business responsibilities	Potential consolidation of managerial and functional roles in Claims, Operations and IT	1 year
Pipeline Expansion	• Broaden U.S. pipeline potential for Beat	Cirrata's U.S. footprint and relationships provide clear access and routes for U.S. MGAs to join Beat	1 – 3 years
Everspan Reinsurance	• Accelerate and support Beat U.S. MGA growth by utilizing Everspan reinsurance capacity	Everspan has appetite to provide reinsurance to MGA programs. Affiliated capacity enables speed to market for de novo MGAs	2 – 5 years
Capacity Expansion	• Attract new capacity under Lloyd's framework to support growth ambitions	As a publicly-traded U.S. company, Ambac can attract new, highly synergistic capacity to the Lloyd's platform to support growth	1 – 4 years

Annual Revenue / Cost Benefit ($m): < 0.2 0.2 – 1.0 1.0 – 3.0 3.0 – 8.0 8.0 +

**Value is measured as Revenue which would be generated through Commission fee increases or expense base reductions*

Synergies Expected to Create Significant Value

PAGE 18

Ambac

EVERSPAN GROUP SPECIALTY P&C PROGRAM INSURER

Everspan: Specialty P&C Program Insurer Overview

Everspan — AM BEST A- Excellent

- Established in 2021
- Expanding support of Cirrata MGAs & Programs
- Capital light platform with fee focus and limited risk retention
- +20 Programs and MGA partners
- Growing program fees are highly accretive
- Everspan reached initial profitability in 3Q23 and focused on increasing long-term returns
- Long-term objective: mid-teen ROE

2023A	2024E[2]	2025E[2]
$273M GWP[1]	~$375M-$400M GWP[1]	~$400M-$500M GWP[1]
$80M NWP[1]	~$95M NWP[1]	NWP[1] 15-25% of GWP[1]
$8M of Program Fees	~$12M of Program Fees	+$15M of Program Fees

Program Fees and Sliding Scale Commissions Reduce Performance Volatility

1. "GWP" = Gross Written Premiums & "NWP" = Net Written Premium
2. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024 and subsequent SEC filings, and changes in the views of management. Actual results may differ materially.

PAGE 20

Ambac

PAGE 21 As part of Ambac’s focus on providing paper to its expanding Cirrata business and support select U.S. specialty programs, Everspan provides both admitted and E&S capacity backed by a panel of leading global reinsurers. Everspan brings deep expertise in the U.S. specialty markets and is recognized by reinsurers for its underwriting and program management services. Program Management Operations Underwriting Actuarial Legal and Compliance Claims Finance, Accounting and Credit Business Development Everspan Hybrid Fronting Carrier Active Oversight of Program Partners Facilitates an Alignment of Interests

PAGE 22 Premium Written by Line Of Business as of 2Q24 Scale and Diversification Should Improve Underwriting Performance $0 $50 $100 $150 $200 $250 $300 2022 2023 1H24 M illi on s Gross Commercial Auto Liability Commercial APD General Liability Excess Liability Personal Auto Workers Comp Surety Other $0 $20 $40 $60 $80 $100 2022 2023 1H24 M illi on s Net Commercial Auto Liability Commercial APD General Liability Excess Liability Personal Auto Workers Comp Surety Other

PAGE 23 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 2Q2024 Expense Ratio 266.6% 94.3% 82.6% 59.2% 55.1% 39.0% 28.5% 32.9% 22.7% 24.3% Total Net Loss Ratio 65.3% 66.5% 65.2% 65.1% 66.6% 73.7% 78.0% 67.4% 75.7% 85.1% Combined Ratio 331.9% 160.8% 147.8% 124.3% 121.7% 112.7% 106.5% 100.3% 98.4% 109.4% 0% 50% 100% 150% 200% 250% 300% 350% Diversification & Scale Improves Underwriting 1. Expense ratio includes program fee revenue as a reduction to net acquisition costs 2. Total Net Loss Ratio is total net losses incurred (case + IBNR + ULAE) divided by net premiums earned 3. Combined Ratio is sum of expense ratio and total net loss ratio Striving for a Long-Term Low-90s Combined Ratio 1 2 3

CONCLUSION

PAGE 25 8-10 5-10 40% +15% De Novo Start Ups Acquisitions EBITDA CAGR Annual Organic Growth Where we see ourselves over next 3 to 5 years1 Preliminary 2025 Guidance1 1. Represents management preliminary forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and subsequent SEC filings, and changes in the views of management. Actual results may differ materially. $70-80 Million of Consolidated EBITDA in 2028E1 Cirrata  Premiums: $1.1 - $1.3 billion  Revenue: $150 - $175 million  EBITDA Margin: +20% Everspan  GPW: $400 - $500 million  Retention Rate: 15-20%  Combined Ratio Under 100% Hold Co.  Hold Co. Net Op Ex: $25 - $30 million

PAGE 26 TWFG BWIN GOOSEHEAD TRADITIONAL INSURANCE BROKERS1 IPO Date 7/17/2024 10/24/2019 4/27/2018 2024E Revenue ($bn)1 $0.2 $1.4 $0.3 $13.2 2024E EBITDA ($m)1 $39 $319 $70 $4.0 Revenue CAGR2 ~15% ~70% ~30% ~10% Organic growth expectations1 Mid-teens Mid-teens >20% Mid-single digits EBITDA Margin1 ~20% (gross) / ~50% (net) ~23% ~28% ~30% EV/2024E/2025E EBITDA1 30.9x / 25.0x 19.0x / 15.2x 35.9x / 21.6x 17.1x / 15.6x P/2024E/2025E EPS1 49.4x / 39.7x 26.8x / 19.7x 42.3x / 30.5x 23.7 x / 21.7x Select Public Peer Benchmarks Ambac’s Distribution Focused Platform Comps 1. Projected guidance from JMP’s Goosehead report dated 7/25/24 and Dowling Partners IBNR #33 dated 8/15/24 2. For listed businesses, revenue CAGR is based on 2020-2023 except RSG (2021-2023)

FINANCIAL APPENDIX

PAGE 28 (in millions) Sources Notes SOURCES AFG Cash and Short-Term Investments 06/30/24 $171 AAC sale proceeds $420 Assumes sale of AAC closes 12/31/24 Debt facility and Co-Investment Proceeds $212 Total Sources $803 USES Beat acquisition ($249) Closed 8/1/24, effective 7/31/24 Debt and Co-investment Repayment ($220) Assumes sale of AAC closes 12/31/24 Operating expenses (net), including Beat and AAC transaction costs and taxes ($45) Capital investments (cap-ex, De-Novo, other investments) ($8) Based on contractual commitments and estimated. cap-ex Total Uses ($522) Cash Reserve ($50) AFG Cash and Short-Term Investments (net of cash reserve) 12/31/24 $231 Capital Management ($50) AFG Cash and Short-Term Investments 12/31/24 net of Capital Managment $181 Estimated Sources and Uses of Funds Post AAC Sale

Earnings Measures by Reporting Segment (2023)

Year Ended December 31, 2023

($ in millions)	LFG	SPC	ID	CORP	CONS
Gross premiums written	$ 14.8	$ 273.3			$ 288.1
Net premiums written	(35.5)	79.8			44.4
Net premiums placed			$ 230.6		230.6
Revenues:					
Net premiums earned	26.0	51.9			78.0
Commission income			51.3		51.3
Program fees		8.4			8.4
Net investment income	127.0	3.8	0.1	$ 9.3	140.1
Net investment gains (losses), including impairments	(22.5)	—		0.1	(22.5)
Net gains (losses) on derivative contracts	(0.7)			(0.3)	(1.0)
Other income	14.5	—	0.2	—	14.7
Total revenues and other income	**$ 144.3**	**$ 64.1**	**$ 51.5**	**$ 9.1**	**$ 269.1**

($ in millions)	LFG	SPC	ID	CORP	CONS
Expenses:					
Losses and loss adjustment expenses	$ (69.3)	$ 36.7			$ (32.6)
Amortization of deferred acquisition costs, net	—	10.6			10.6
General and administrative expenses (1)	106.3	16.5	$ 10.6	$ 21.3	154.6
Commission expense			29.5		29.5
Total expenses included for EBITDA	**37.0**	**63.7**	**40.1**	**21.3**	**162.1**
EBITDA (2)	**107.3**	**0.4**	**11.5**	**(12.2)**	**107.0**
Less: Interest expense	64.0				64.0
Less: Depreciation expense (1)	1.3	—	—	0.3	1.7
Less: Intangible amortization	24.7		4.2		28.9
Pretax income (loss)	**17.2**	**0.4**	**7.3**	**(12.5)**	**12.4**
Provision (benefit) for income taxes	8.4	—	0.2	(1.2)	7.4
Less: net (gain) loss attributable to noncontrolling interest		—	(1.3)		(1.3)
Plus: gain on purchase of auction market preferred shares	—				—
Net income (loss) attributable to common stockholders	**$ 8.8**	**$ 0.3**	**$ 5.8**	**$ (11.3)**	**$ 3.6**

LFG = Legacy Financial Guarantee Insurance, SPC = Specialty Property & Casualty Insurance, ID = Insurance Distribution, CORP = Corporate & Other and CONS = Consolidated

1. The Consolidated Statements of Comprehensive Income presents the sum of these items as General and Administrative Expenses.
2. EBITDA is prior to the impact of noncontrolling interests and relates to subsidiaries where Ambac does not own 100% in the amount of $2.1 for the year ended December 31, 2023. Noncontrolling interests are primarily in the Insurance Distribution segment.

PAGE 29

Ambac

PAGE 30 Key Transaction Details of AAC Sale Selling 100% of legacy financial guarantee business to Oaktree $420M sale price with potential upward adjustments 100% cash consideration + 9.9% equity warrants priced at $18.50 Estimated closing 4Q24 or 1Q25 Pro-forma Book Value $849M $983M of surplus note debt eliminated $19B reduction of insured net par outstanding AFG preserves $1.3B of NOLs Overview Financial Impact Use of Proceeds Repay all or a portion of the acquisition funding Pay costs and expenses related to the sale Implement share repurchase program Capital for future acquisitions

PAGE 31 1. Excludes any impact related to the acquisition of Beat Capital 2. Excludes impact of transaction expenses 3. Preliminary estimate subject to change 4. Bases on a 45.2 million share count as of June 30, 2024 (in millions) 2Q24 Actual 2Q24 Pro-Forma3 % Change Total assets $8,184 $1,505 (82)% Loss and loss adjustment expense reserves $890 $286 (68)% Long-term debt $1,015 $— (100) % Adjustable Market Preferred “AMPS” $115 $— (100) % Insured net par outstanding “NPO” $18,700 $— (100) % Book value2 $1,368 $849 (38)% Book Value per Share2,4 $30.25 $18.78 (38)% Tangible Book Value2 $1,013 $720 (29)% Tangible Book Value per Share2,4 $22.41 $15.93 (29)% Debt/Equity % 74% — % (100) % Reserves/Equity % 65% 34% (48)% Ambac’s balance sheet will materially de-risk post AAC sale; will complete shift to a capital-light business Pro-forma Impact of AAC Sale1

PAGE 32 Ambac Financial Group, Inc. (“Ambac” or “AFG”) is a financial services holding company headquartered in New York City. Ambac’s core business is a growing specialty P&C distribution and underwriting platform. Ambac also has a legacy financial guaranty business in run off. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information. For more information, please go to www.ambac.com. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. Charles J. Sebaski Managing Director, Investor Relations (212) 208-3222 ir@ambac.com About Ambac Contact